Exhibit 99(a)

News Release
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311

Subsidiary:	Trustco Bank	NASDAQ -- TRST

Contact:	Robert Leonard
Executive Vice President and
Chief Risk Officer
(518) 381-3693

FOR IMMEDIATE RELEASE:

TrustCo Enters Its 120th Year; Posts Record Earnings;
Net Income of $61.5 million up 17.3% over the prior year

Glenville, New York – January 24, 2022

TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) today announced full year 2021 net income of $61.5 million or $3.194 diluted earnings per share, compared to net income of $52.5 million or $2.717 diluted earnings per share for the full year 2020; and net income of $16.2 million or $0.845 diluted earnings per share for the three months ended December 31, 2021, compared to net income of $13.8 million or $0.716 diluted earnings per share for the three months ended December 31, 2020.  For all periods presented, share and per share information has been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

Overview

Robert J. McCormick, Chairman, President and Chief Executive Officer noted, “All of the members of the Trustco Bank family are justifiably proud of our history as we enter our 120th year.  We are very pleased to embark on that celebration with the momentum of a great year in 2021, which was marked by record earnings and rock-solid capital and liquidity.  Also fueling our momentum is the increase in the amount of our dividend announced last quarter and our further recognition as an award-winning bank by local and national media outlets, consumer surveys, and the bank rating firm Bauer, which continues to award Trustco Bank its highest five-star rating.”

The Company traces its roots back to the first branch of the Schenectady Trust Company, which was located on State Street in downtown Schenectady, New York in 1902.  The institution was founded by prominent local business people and executives of General Electric Company, which also has deep roots in the “Electric City.”  The second and third branches of the bank were on Crane Street, in Schenectady’s Mont Pleasant neighborhood, and at the corner of State Street and Brandywine Avenue in the city.  Both of these locations are still Trustco Bank branches today.  Since then, the franchise has grown to a presence in five states, nearly 150 branch locations, and $6.2 billion in total assets.  Record earnings of $61.5 million in 2021 is a testament to the vitality of the current enterprise.

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Details
Average loans were up $185.3 million or 4.4% in the fourth quarter 2021 over the same period in 2020.  Average residential loans, our primary lending focus, were up $223.3 million, or 5.9%, in the fourth quarter 2021 over the same period in 2020.  As of December 31, 2021, there were no loans in deferral.  Additionally, the Bank had funded 663 Paycheck Protection Program (“PPP”) loans totaling $46 million in 2020, and an additional 344 loans totaling $23 million in 2021.  As of December 31, 2021, 190 PPP loans totaling $10 million remain outstanding.  Average deposits were up $297.5 million or 6.0% for the fourth quarter 2021 over the same period a year earlier.  The increase in deposits during the 2021 fourth quarter was the result of a $525.8 million or 14.4% increase in total average core deposit accounts, which consist of interest bearing and non-interest bearing checking, savings and money market deposits, offset by a decrease in average time deposits of $228.3 million or 17.8%, for the fourth quarter 2021 over the same period in 2020.  Within the core deposits, checking balances were up $270.0 million or 16.1% (including interest bearing and non-interest bearing checking balances), money market balances were up $52.9 million or 7.5%, and savings balances were up $202.9 million or 16.1%.  We believe the increase in core deposits continues to reflect the desire of customers to have additional funds in the safety and security offered by TrustCo’s long history of conservative banking.  As we move forward, the objective is to encourage customers to retain these additional funds in the expanded product offerings of the Bank through aggressive marketing and product differentiation.

The cost of interest bearing liabilities decreased to 0.13% in the fourth quarter 2021 from 0.35% in the fourth quarter 2020.  A significant portion of our CD portfolio (time deposits) repriced during the last year, which resulted in lower rates due to ongoing market conditions. The net interest margin for the fourth quarter 2021 was 2.69%, down 10 basis points from 2.79% in the fourth quarter of 2020.  Net interest income (TE) increased by 2.8% or $1.1 million over the same period last year.

TrustCo continued to demonstrate its ability to grow shareholders’ equity as average equity was up $26.4 million or 4.7% in the fourth quarter of 2021 compared to the same period in 2020.  Return on average assets and return on average equity for the fourth quarter 2021 were 1.05% and 10.92%, respectively, compared to 0.95% and 9.75% for the fourth quarter 2020.  Improving efficiencies to reduce costs continues to remain a key area of focus.  As a result, full time equivalent employees decreased from the prior year partially due to a strategic realignment and the impact of COVID-19 on the labor market.  Additionally, on May 28, 2021, the reverse split of the Company’s Common Stock at a ratio of 1 for 5 was implemented on the Nasdaq Global Select Market.  All prior period share and per share information, and common stock and surplus amounts have been split adjusted.  The board of directors believes that the higher per share trading price that resulted from the Reverse Stock Split will generate greater investor interest in TrustCo and improve the marketability of the shares to a broader range of investors. The board of directors also believes that the Reverse Stock Split has resulted in a number of our shares of outstanding common stock that is similar to the number of outstanding shares of common stock of comparable financial institutions.
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Asset quality and loan loss reserve measures have continued to improve as a result of low levels of nonperforming assets and chargeoffs.  Nonperforming loans (NPLs) were $18.8 million at December 31, 2021, compared to $21.1 million at December 31, 2020.  NPLs were 0.42% and 0.50% of total loans at December 31, 2021 and 2020, respectively.  The coverage ratio, or allowance for loan losses to NPLs, was 236.0% at December 31, 2021, compared to 235.2% at December 31, 2020.  Nonperforming assets (NPAs) were $19.1 million at December 31, 2021, compared to $21.6 million at December 31, 2020.  The ratio of allowance for loan losses to total loans was 1.00% as of December 31, 2021 compared to 1.17% as of December 31, 2020.  The allowance for loan losses was $44.3 million at December 31, 2021, compared to $49.6 million at December 31, 2020.  During 2020, management increased certain allowance qualitative factors based on its assessment of the impact of the pandemic on local, national, and global economic conditions as well as the perceived risks inherent in specific industries and credit characteristics.  In light of an improving economic environment in 2021 and based on the approach utilized in the prior year the company adjusted the pandemic specific provision during the second half of 2021.  Provision for loan losses for the fourth quarter of 2021 was a credit of $3.0 million compared to a provision for loan losses for the fourth quarter of 2020 of $600 thousand.  The decrease from the prior year is due to the sustained improvement in asset quality trends and economic conditions during the fourth quarter.  The Company had previously elected to delay its adoption of Accounting Standards Update 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“CECL”), as provided by the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) until the date on which the National Emergency concerning COVID-19 was terminated or December 31, 2020, whichever occurred first.  The December 31, 2020 adoption date under the CARES Act was extended to January 1, 2022 as a part of the COVID-19 relief legislation, which became law in December 2020, and therefore the Company adopted CECL on January 1, 2022.

Net chargeoffs for the fourth quarter 2021 were $83 thousand versus net chargeoffs in the fourth quarter 2020 of $128 thousand.  The annualized net chargeoffs ratio was 0.01% for both the fourth quarter 2021 and 2020.

At December 31, 2021 the equity to asset ratio was 9.70%, compared to 9.63% at December 31, 2020.  Book value per share at September 30, 2021 was $31.28, up 6.2% compared to $29.46 a year earlier.

TrustCo Bank Corp NY is a $6.2 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 147 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at December 31, 2021.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services.  The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

Those wishing to participate in the call may dial toll-free for the United States at 1-844-200-6205, for Canada at 1-833-950-0062, and all other locations at 1-929-526-1599, Access code 097207.  A replay of the call will be available for thirty days by dialing toll-free for the United States at 1-866-813-9403, for Canada at 1-226-828-7578, and all other locations at +44-204-525-0658, Access code 124698.  The call will also be audio webcast at https://services.choruscall.com/links/trst220125.html, and will be available for one year.

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Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during 2021, including our expectations regarding the effects of COVID-19 on our financial results and our ability to assist our customers in addressing the effects of COVID-19, our ability to retain customers, the impact of Federal Reserve actions regarding interest rates and the growth of loans and deposits throughout our branch network and our ability to capitalize on economic changes in the areas in which we operate.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed, and many of the risks and uncertainties are heightened by or may, in the future, be heightened by the effects of the COVID-19 pandemic. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  the effect of the COVID-19 pandemic on our business, financial condition, liquidity and results of operations; the impact of the actions taken by governmental authorities to contain COVID-19 or address the impact of COVID-19 on the economy, and the effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; future business strategies related to the implementation of CECL; credit risks and risks from concentrations (by geographic area and by loan product) within our loan portfolio; changes in local market areas and general business and economic trends, as well as changes in consumer spending and savings habits; and our ability to assess and react effectively to such changes; our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, inflation, interest rates, market and monetary fluctuations; changes in and uncertainty related to benchmark interest rates used to price loans and deposits; restrictions or conditions imposed by our regulators on our operations that may make it more difficult for us to achieve our goals; the future earnings and capital levels of us and Trustco Bank and the continued receipt of approvals from our primary federal banking regulators under regulatory rules to distribute capital to TrustCo, which could affect our ability to pay dividends; results of supervisory monitoring or examinations of Trustco Bank and TrustCo by our respective regulators; adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio;  the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; changes in consumer spending, borrowing and saving habits; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; changes in management personnel; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions; technological changes and electronic, cyber and physical security breaches; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings.

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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	12/31/2021		9/30/2021		12/31/2020
Summary of operations
Net interest income (TE)	$40,292		39,888		39,182
(Credit) Provision for loan losses	(3,000)		(2,800)		600
Noninterest income	4,526		4,295		4,069
Noninterest expense	26,190		24,697		24,830
Net income	16,241		16,762		13,814

Per share (4)
Net income per share:
- Basic	$0.845		0.871		0.716
- Diluted	0.845		0.871		0.716
Cash dividends	0.350		0.341		0.341
Book value at period end	31.28		30.53		29.46
Market price at period end	33.31		31.97		33.35

At period end
Full time equivalent employees	759		743		778
Full service banking offices	147		147		148

Performance ratios
Return on average assets	1.05%		1.08		0.95
Return on average equity	10.92		11.40		9.75
Efficiency (1)	58.50		55.82		57.31
Net interest spread (TE)	2.67		2.62		2.72
Net interest margin (TE)	2.69		2.65		2.79
Dividend payout ratio	41.42		39.13		47.55

Capital ratios at period end
Consolidated tangible equity to tangible assets (2)	9.69%		9.55		9.62
Consolidated equity to assets	9.70%		9.56		9.63

Asset quality analysis at period end
Nonperforming loans to total loans	0.42		0.46		0.50
Nonperforming assets to total assets	0.31		0.34		0.37
Allowance for loan losses to total loans	1.00		1.08		1.17
Coverage ratio (3)	2.4	x	2.3	x	2.4	x

(1)
Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income. See Non-GAAP Financial Measures Reconciliation.

(2)	Non-GAAP measure; calculated as total equity less $553 of intangible assets divided by total assets less $553 of intangible assets. See Non-GAAP Financial Measures Reconciliation.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.
(4)	All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

TE = Taxable equivalent

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FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Year ended
	12/31/21	12/31/20
Summary of operations
Net interest income (TE)	$160,409	153,583
(Credit) Provision for loan losses	(5,450)	5,600
Net gain on securities transactions	-	1,155
Noninterest income, excluding net gain on securities transactions	17,937	16,015
Noninterest expense	101,662	95,704
Net income	61,519	52,452

Per share (2)
Net income per share:
- Basic	$3.194	2.718
- Diluted	3.194	2.717
Cash dividends	1.372	1.363
Book value at period end	31.28	29.46
Market price at period end	33.31	33.35

Performance ratios
Return on average assets	1.01	0.94
Return on average equity	10.61	9.47
Efficiency (1)	56.90	56.38
Net interest spread (TE)	2.67	2.73
Net interest margin (TE)	2.71	2.84
Dividend payout ratio	42.95	50.12

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income. See Non-GAAP Financial Measures Reconciliation.
(2)	All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

TE = Taxable equivalent.

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Interest and dividend income:
Interest and fees on loans	$39,655	39,488	39,808	40,217	40,906
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	76	91	97	50	27
State and political subdivisions	-	1	-	1	2
Mortgage-backed securities and collateralized mortgage obligations - residential	1,073	1,038	1,167	1,237	1,172
Corporate bonds	206	220	323	316	349
Small Business Administration - guaranteed participation securities	165	181	193	206	212
Other securities	4	5	5	6	7
Total interest and dividends on securities available for sale	1,524	1,536	1,785	1,816	1,769

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations - residential	97	104	111	123	129
Total interest on held to maturity securities	97	104	111	123	129

Federal Home Loan Bank stock	62	64	65	69	70

Interest on federal funds sold and other short-term investments	432	470	286	270	246
Total interest income	41,770	41,662	42,055	42,495	43,120

Interest expense:
Interest on deposits:
Interest-bearing checking	42	38	46	52	51
Savings	149	154	162	159	156
Money market deposit accounts	201	202	236	283	447
Time deposits	865	1,149	1,261	1,666	3,053
Interest on short-term borrowings	221	232	228	228	232
Total interest expense	1,478	1,775	1,933	2,388	3,939

Net interest income	40,292	39,887	40,122	40,107	39,181

Less: (Credit) Provision for loan losses	(3,000)	(2,800)	-	350	600
Net interest income after provision for loan losses	43,292	42,687	40,122	39,757	38,581

Noninterest income:
Trustco Financial Services income	1,766	1,558	1,999	2,035	1,527
Fees for services to customers	2,578	2,531	2,486	2,204	2,365
Other	182	206	203	189	177
Total noninterest income	4,526	4,295	4,688	4,428	4,069

Noninterest expenses:
Salaries and employee benefits	11,984	11,909	12,403	12,425	11,727
Net occupancy expense	4,569	4,259	4,328	4,586	4,551
Equipment expense	1,758	1,628	1,600	1,631	1,621
Professional services	1,579	1,483	1,614	1,432	1,644
Outsourced services	1,950	2,015	2,169	2,250	1,925
Advertising expense	762	310	549	354	527
FDIC and other insurance	780	746	777	707	657
Other real estate (income) expense, net	(28)	32	(60)	239	45
Other	2,836	2,315	2,060	1,711	2,133
Total noninterest expenses	26,190	24,697	25,440	25,335	24,830

Income before taxes	21,628	22,285	19,370	18,850	17,820
Income taxes	5,387	5,523	4,937	4,767	4,006

Net income	$16,241	16,762	14,433	14,083	13,814

Net income per common share (1):
- Basic	$0.845	0.871	0.749	0.730	0.716

- Diluted	0.845	0.871	0.748	0.730	0.716

Average basic shares (in thousands) (1)	19,216	19,249	19,281	19,287	19,287
Average diluted shares (in thousands) (1)	19,218	19,252	19,290	19,293	19,288

Note: Taxable equivalent net interest income	$40,292	39,888	40,122	40,107	39,182

(1)	All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

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CONSOLIDATED STATEMENTS OF INCOME, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Year ended
	12/31/21	12/31/20
Interest and dividend income:
Interest and fees on loans	$159,168	165,964
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	314	568
State and political subdivisions	2	6
Mortgage-backed securities and collateralized mortgage obligations - residential	4,515	6,131
Corporate bonds	1,065	1,721
Small Business Administration - guaranteed participation securities	745	902
Other securities	20	23
Total interest and dividends on securities available for sale	6,661	9,351

Interest on held to maturity securities:
Mortgage-backed securities-residential	435	604
Total interest on held to maturity securities	435	604

Federal Reserve Bank and Federal Home Loan Bank stock	260	421

Interest on federal funds sold and other short-term investments	1,458	1,948
Total interest income	167,982	178,288

Interest expense:
Interest on deposits:
Interest-bearing checking	178	148
Savings	624	716
Money market deposit accounts	922	3,042
Time deposits	4,941	19,792
Interest on short-term borrowings	909	1,010
Total interest expense	7,574	24,708

Net interest income	160,408	153,580

Less: (Credit) Provision for loan losses	(5,450)	5,600
Net interest income after provision for loan losses	165,858	147,980

Noninterest income:
Trustco Financial Services income	7,358	6,279
Fees for services to customers	9,799	8,779
Net gain on securities transactions	-	1,155
Other	780	957
Total noninterest income	17,937	17,170

Noninterest expenses:
Salaries and employee benefits	48,721	45,647
Net occupancy expense	17,742	17,519
Equipment expense	6,617	6,636
Professional services	6,108	5,618
Outsourced services	8,384	7,750
Advertising expense	1,975	1,921
FDIC and other insurance	3,010	2,220
Other real estate expense, net	183	92
Other	8,922	8,301
Total noninterest expenses	101,662	95,704

Income before taxes	82,133	69,446
Income taxes	20,614	16,994

Net income	$61,519	52,452

Net income per common share (1):
- Basic	$3.194	2.718

- Diluted	3.194	2.717

Average basic shares (in thousands) (1)	19,259	19,301
Average diluted shares (in thousands) (1)	19,263	19,303

Note: Taxable equivalent net interest income	$160,409	153,583

(1)	All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
ASSETS:

Cash and due from banks	$48,357	45,486	47,766	45,493	47,196
Federal funds sold and other short term investments	1,171,113	1,147,853	1,134,622	1,094,880	1,059,903
Total cash and cash equivalents	1,219,470	1,193,339	1,182,388	1,140,373	1,107,099

Securities available for sale:
U. S. government sponsored enterprises	59,179	59,749	74,579	74,465	19,968
States and political subdivisions	41	48	48	48	103
Mortgage-backed securities and collateralized mortgage obligations - residential	270,798	293,585	315,656	348,317	316,158
Small Business Administration - guaranteed participation securities	31,674	34,569	37,199	39,232	42,217
Corporate bonds	45,337	45,915	54,647	64,839	59,939
Other securities	684	686	686	686	686
Total securities available for sale	407,713	434,552	482,815	527,587	439,071

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	9,923	10,701	11,665	12,729	13,824
Total held to maturity securities	9,923	10,701	11,665	12,729	13,824

Federal Home Loan Bank stock	5,604	5,604	5,604	5,506	5,506

Loans:
Commercial	200,200	204,679	214,164	217,021	212,492
Residential mortgage loans	3,998,187	3,951,285	3,892,351	3,807,837	3,780,167
Home equity line of credit	230,976	231,314	234,214	235,644	242,194
Installment loans	9,416	9,451	8,638	8,670	9,617
Loans, net of deferred net costs	4,438,779	4,396,729	4,349,367	4,269,172	4,244,470

Less: Allowance for loan losses	44,267	47,350	50,155	49,991	49,595
Net loans	4,394,512	4,349,379	4,299,212	4,219,181	4,194,875

Bank premises and equipment, net	33,027	33,233	33,691	34,012	34,412
Operating lease right-of-use assets	48,090	45,836	45,825	46,614	47,885
Other assets	78,207	62,191	61,378	60,455	59,124

Total assets	$6,196,546	6,134,835	6,122,578	6,046,457	5,901,796

LIABILITIES:

Deposits:
Demand	$794,878	790,663	765,193	718,343	652,756
Interest-bearing checking	1,191,304	1,148,593	1,152,901	1,141,595	1,086,558
Savings accounts	1,504,554	1,433,130	1,409,556	1,362,141	1,285,501
Money market deposit accounts	782,079	744,051	732,963	719,580	716,005
Time deposits	995,314	1,124,581	1,169,907	1,231,263	1,296,373
Total deposits	5,268,129	5,241,018	5,230,520	5,172,922	5,037,193

Short-term borrowings	244,686	230,770	237,791	229,950	214,755
Operating lease liabilities	52,720	50,515	50,586	51,449	52,784
Accrued expenses and other liabilities	29,883	25,849	25,088	21,105	28,903

Total liabilities	5,595,418	5,548,152	5,543,985	5,475,426	5,333,635

SHAREHOLDERS’ EQUITY:

Capital stock (1)	20,046	20,042	20,041	20,044	20,041
Surplus (1)	256,661	256,565	256,536	256,674	256,606
Undivided profits	349,056	339,554	329,350	321,486	313,974
Accumulated other comprehensive income, net of tax	12,147	7,304	7,840	7,268	11,936
Treasury stock at cost	(36,782)	(36,782)	(35,174)	(34,441)	(34,396)

Total shareholders’ equity	601,128	586,683	578,593	571,031	568,161

Total liabilities and shareholders’ equity	$6,196,546	6,134,835	6,122,578	6,046,457	5,901,796

Outstanding shares (in thousands) (1)	19,220	19,216	19,265	19,288	19,287

(1)	All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)
12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Nonperforming Assets

New York and other states*
Loans in nonaccrual status:
Commercial	$112	176	150	125	452
Real estate mortgage - 1 to 4 family	16,574	17,878	18,466	19,826	19,379
Installment	37	32	43	32	43
Total non-accrual loans	16,723	18,086	18,659	19,983	19,874
Other nonperforming real estate mortgages - 1 to 4 family	17	19	20	22	23
Total nonperforming loans	16,740	18,105	18,679	20,005	19,897
Other real estate owned	362	511	251	420	541
Total nonperforming assets	$17,102	18,616	18,930	20,425	20,438

Florida
Loans in nonaccrual status:
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	2,016	2,066	2,142	1,626	1,187
Installment	-	-	-	-	-
Total non-accrual loans	2,016	2,066	2,142	1,626	1,187
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	2,016	2,066	2,142	1,626	1,187
Other real estate owned	-	-	-	-	-
Total nonperforming assets	$2,016	2,066	2,142	1,626	1,187

Total
Loans in nonaccrual status:
Commercial	$112	176	150	125	452
Real estate mortgage - 1 to 4 family	18,590	19,944	20,608	21,452	20,566
Installment	37	32	43	32	43
Total non-accrual loans	18,739	20,152	20,801	21,609	21,061
Other nonperforming real estate mortgages - 1 to 4 family	17	19	20	22	23
Total nonperforming loans	18,756	20,171	20,821	21,631	21,084
Other real estate owned	362	511	251	420	541
Total nonperforming assets	$19,118	20,682	21,072	22,051	21,625

Quarterly Net (Recoveries) Chargeoffs

New York and other states*
Commercial	$-	30	-	(32)	32
Real estate mortgage - 1 to 4 family	52	(39)	(136)	(2)	(27)
Installment	31	14	(27)	(14)	109
Total net chargeoffs (recoveries)	$83	5	(163)	(48)	114

Florida
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	-	-	(1)	-	(1)
Installment	-	-	-	2	15
Total net chargeoffs (recoveries)	$-	-	(1)	2	14

Total
Commercial	$-	30	-	(32)	32
Real estate mortgage - 1 to 4 family	52	(39)	(137)	(2)	(28)
Installment	31	14	(27)	(12)	124
Total net chargeoffs (recoveries)	$83	5	(164)	(46)	128

Asset Quality Ratios

Total nonperforming loans (1)	$18,756	20,171	20,821	21,631	21,084
Total nonperforming assets (1)	19,118	20,682	21,072	22,051	21,625
Total net chargeoffs (recoveries) (2)	83	5	(164)	(46)	128

Allowance for loan losses (1)	44,267	47,350	50,155	49,991	49,595

Nonperforming loans to total loans	0.42%	0.46%	0.48%	0.51%	0.50%
Nonperforming assets to total assets	0.31%	0.34%	0.34%	0.36%	0.37%
Allowance for loan losses to total loans	1.00%	1.08%	1.15%	1.17%	1.17%
Coverage ratio (1)	236.0%	234.7%	240.9%	231.1%	235.2%
Annualized net chargeoffs (recoveries) to average loans (2)	0.01%	0.00%	-0.02%	0.00%	0.01%
Allowance for loan losses to annualized net chargeoffs (recoveries) (2)	133.3	x	2367.5	x	N/A	N/A	96.9	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS’ EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)
(Unaudited)	Three months ended December 31, 2021			Three months ended December 31, 2020

	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$59,975	76	0.51%	$25,761	27	0.42%
Mortgage backed securities and collateralized mortgage obligations - residential	279,472	1,073	1.54	314,022	1,172	1.49
State and political subdivisions	46	-	-	108	3	7.89
Corporate bonds	45,858	206	1.79	64,534	349	2.17
Small Business Administration - guaranteed participation securities	31,903	165	2.07	41,562	212	2.05
Other	680	4	2.35	685	7	4.09

Total securities available for sale	417,934	1,524	1.46	446,672	1,770	1.59

Federal funds sold and other short-term Investments	1,123,276	432	0.15	916,198	246	0.11

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	10,311	97	3.76	14,406	129	3.58

Total held to maturity securities	10,311	97	3.76	14,406	129	3.58

Federal Reserve Bank and Federal Home Loan Bank stock	5,604	62	4.43	5,506	70	5.09

Commercial loans	202,092	2,704	5.35	224,838	3,009	5.35
Residential mortgage loans	3,979,645	34,602	3.48	3,756,304	35,368	3.77
Home equity lines of credit	230,408	2,192	3.77	245,401	2,361	3.83
Installment loans	9,068	157	6.87	9,416	168	7.09

Loans, net of unearned income	4,421,213	39,655	3.59	4,235,959	40,906	3.86

Total interest earning assets	5,978,338	41,770	2.79	5,618,741	43,121	3.07

Allowance for loan losses	(47,379)			(49,426)
Cash & non-interest earning assets	197,382			201,371

Total assets	$6,128,341			$5,770,686

Liabilities and shareholders’ equity

Deposits:
Interest bearing checking accounts	$1,151,704	42	0.01%	$1,036,808	51	0.02%
Money market accounts	763,053	201	0.10	710,105	447	0.25
Savings	1,461,568	149	0.04	1,258,666	156	0.05
Time deposits	1,055,792	865	0.32	1,284,075	3,053	0.95

Total interest bearing deposits	4,432,117	1,257	0.11	4,289,654	3,707	0.34
Short-term borrowings	233,829	221	0.38	200,028	232	0.46

Total interest bearing liabilities	4,665,946	1,478	0.13	4,489,682	3,939	0.35

Demand deposits	795,258			640,190
Other liabilities	77,165			77,197
Shareholders’ equity	589,972			563,617

Total liabilities and shareholders’ equity	$6,128,341			$5,770,686

Net interest income, tax equivalent		40,292			39,182

Net interest spread			2.67%			2.72%

Net interest margin (net interest income to total interest earning assets)			2.69%			2.79%

Tax equivalent adjustment		-			(1)

Net interest income		40,292			39,181

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS’ EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL, Continued

(dollars in thousands)
(Unaudited)	Year ended December 31, 2021			Year ended December 31, 2020
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$63,743	314	0.49%	$38,508	568	1.48%
Mortgage backed securities and collateralized mortgage obligations - residential	308,777	4,515	1.46	333,093	6,131	1.84
State and political subdivisions	48	3	6.56	111	9	7.82
Corporate bonds	53,699	1,065	1.98	50,982	1,721	3.38
Small Business Administration - guaranteed participation securities	35,723	745	2.09	44,379	902	2.03
Other	685	20	2.92	686	23	3.35

Total securities available for sale	462,675	6,662	1.44	467,759	9,354	2.00

Federal funds sold and other short-term Investments	1,111,257	1,458	0.13	748,085	1,948	0.26

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	11,733	435	3.71	16,376	604	3.69

Total held to maturity securities	11,733	435	3.71	16,376	604	3.69

Federal Reserve Bank and Federal Home Loan Bank stock	5,578	260	4.66	7,381	421	5.70

Commercial loans	210,145	10,907	5.19	219,328	10,788	4.92
Residential mortgage loans	3,884,336	138,821	3.57	3,678,536	144,212	3.92
Home equity lines of credit	233,628	8,814	3.77	255,583	10,259	4.01
Installment loans	8,725	626	7.17	9,952	705	7.08

Loans, net of unearned income	4,336,834	159,168	3.67	4,163,399	165,964	3.99

Total interest earning assets	5,928,077	167,983	2.83	5,403,000	178,291	3.30

Allowance for loan losses	(49,421)			(47,330)
Cash & non-interest earning assets	196,825			197,966

Total assets	$6,075,481			$5,553,636

Liabilities and shareholders’ equity

Deposits:
Interest bearing checking accounts	$1,134,702	178	0.02%	$971,385	148	0.02%
Money market accounts	739,139	922	0.12	662,107	3,042	0.46
Savings	1,397,432	624	0.04	1,191,532	716	0.06
Time deposits	1,166,963	4,941	0.42	1,350,163	19,792	1.47

Total interest bearing deposits	4,438,236	6,665	0.15	4,175,187	23,698	0.57
Short-term borrowings	232,815	909	0.39	180,065	1,010	0.56

Total interest bearing liabilities	4,671,051	7,574	0.16	4,355,252	24,708	0.57

Demand deposits	750,111			567,265
Other liabilities	74,396			77,487
Shareholders’ equity	579,923			553,632

Total liabilities and shareholders’ equity	$6,075,481			$5,553,636

Net interest income, tax equivalent		160,409			153,583

Net interest spread			2.67%			2.73%

Net interest margin (net interest income to total interest earning assets)			2.71%			2.84%

Tax equivalent adjustment		(1)			(3)

Net interest income		160,408			153,580

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Non-GAAP Financial Measures Reconciliation

Tangible equity as a percentage of tangible assets at period end is a non-GAAP financial measure derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively.  We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end.  We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on the sale of securities and other non-routine items from this calculation.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial results. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share, efficiency ratio, net income and net income per share to the underlying GAAP numbers is set forth below.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

(dollars in thousands, except per share amounts)
(Unaudited)
	12/31/2021	9/30/2021	12/31/2020
Tangible Book Value Per Share

Equity (GAAP)	$601,128	586,683	568,161
Less: Intangible assets	553	553	553
Tangible equity (Non-GAAP)	600,575	586,130	567,608

Shares outstanding (1)	19,220	19,216	19,287
Tangible book value per share (1)	31.25	30.50	29.43
Book value per share (1)	31.28	30.53	29.46

Tangible Equity to Tangible Assets

Total Assets (GAAP)	$6,196,546	6,134,835	5,901,796
Less: Intangible assets	553	553	553
Tangible assets (Non-GAAP)	6,195,993	6,134,282	5,901,243

Tangible Equity to Tangible Assets (Non-GAAP)	9.69%	9.55%	9.62%
Equity to Assets (GAAP)	9.70%	9.56%	9.63%

	Three months ended			Year ended
Efficiency Ratio	12/31/2021	9/30/2021	12/31/2020	12/31/2021	12/31/2020

Net interest income	$40,292	39,887	39,181	$160,408	153,580
Taxable equivalent adjustment	-	1	1	1	3
Net interest income (fully taxable equivalent) (Non-GAAP)	40,292	39,888	39,182	160,409	153,583
Non-interest income (GAAP)	4,526	4,295	4,069	17,937	17,170
Less: Net gain on securities	-	-	-	-	1,155
Revenue used for efficiency ratio (Non-GAAP)	44,818	44,183	43,251	178,346	169,598

Total noninterest expense (GAAP)	26,190	24,697	24,830	101,662	95,704
Less: Other real estate (income) expense, net	(28)	32	45	183	92
Expense used for efficiency ratio (Non-GAAP)	26,218	24,665	24,785	101,479	95,612

Efficiency Ratio	58.50%	55.82%	57.31%	56.90%	56.38%

(1)	All periods presented have been adjusted for the 1 for 5 reverse stock split which occurred on May 28, 2021.

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